Gain on Sale of Containers to Noncontrolling Interest	12 Months Ended
Dec. 31, 2012
Gain on Sale of Containers to Noncontrolling Interest
(3)	Gain on Sale of Containers to Noncontrolling Interest

On June 30, 2011, TMCL completed a capital restructuring, whereby TL became the sole owner of TMCL. Immediately before the capital restructuring, TL held an 82.49% economic ownership in TMCL and TCG Fund I, L.P. (“TCG”) held the remaining 17.51% economic ownership. TL’s total ownership and voting interest in TMCL’s Class A common shares before and after the capital restructuring was 75% and 100%, respectively.

On June 30, 2011, TL purchased 1,500 (or 12.5%) Class A common shares of TMCL from TCG for cash consideration of $71,089. The Company accounted for this transaction as a reduction in the related noncontrolling interest and additional paid-in capital. To complete the capital restructuring, TMCL contributed 12.5% of its containers, net and investment in direct financing and sales-type leases to TCG and TCG paid $67,303 of principal on TMCL’s secured debt facility (equal to 12.5% of the balance of TMCL’s secured debt facility and bonds payable) in consideration for the remaining 1,500 (or 12.5%) Class A shares of TMCL held by TCG, which were immediately retired. The fair value of the containers, net and investment in direct financing and sales-type leases contributed was $124,153 and $8,896, respectively, compared to a book value of $104,345 and $8,931, respectively. The Company recorded a gain on sale of containers to noncontrolling interest of $19,773 for the year ended December 31, 2011 in the amount by which the fair value of its containers, net and net investment in direct financing and sales-type leases exceeded their book values. Simultaneously with the contribution of containers, net and net investment in direct financing and sales-type leases, TCG repaid $67,303 of TMCL’s secured debt facility. TL also paid an additional $7,997 of cash consideration to TCG as a final determination of the purchase price as determined under the contract for 12.5% of the book value of TMCL’s net assets excluding the book value of containers, net, net investment in direct financing and sales-type leases, secured debt facility and bonds payable as of June 30, 2011. As a result of this restructuring, TL acquired the noncontrolling interest in TMCL and additional paid-in capital was reduced by $43,010 during the year ended December 31, 2011.

Changes in the Company’s shareholders’ equity resulting from the changes in its ownership interest in TMCL for the years ended December 31, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Net income attributable to TGH common shareholders	$206,950	$189,606	$120,031

Transfers to the noncontrolling interest:
Decrease in TGH’s additional paid-in capital for TMCL capital restructuring	—	(43,010)	—

Transfers to the noncontrolling interest	—	(43,010)	—

Change in net income attributable to TGH common shareholders and transfers to the noncontrolling interest	$206,950	$146,596	$120,031

TL’s 100% ownership and voting interest in TMCL’s Class B common shares was not affected by the capital restructuring. In addition, voting matters related to commencing bankruptcy proceedings and amending related board and shareholder meeting requirements require the approval of a separate Class C common shareholder, which does not have any economic ownership interest in TMCL and was not affected by the capital restructuring. For U.S. federal income tax purposes, as a result of the capital restructuring described above, TMCL became a disregarded entity with respect to the Company. The Company has consolidated TMCL since the inception of the entity in 2001.